SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 18, 2011
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

	Delaware	1-16725 42-1520346
	(State or other jurisdiction	(Commission file number) (I.R.S. Employer
	of incorporation)	Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 7.01	Regulation FD Disclosure

Principal Financial Group, Inc. announced that its wholly-owned subsidiary, Principal Global Investors,
LLC, a global asset manger, entered into a definitive agreement to acquire a 51% majority stake in Finisterre
Capital, LLP, and Finisterre Holdings Limited, (together Finisterre Capital), an emerging markets investor based in London. The initial payment for the majority stake will be $84.6 million USD, with a possible additional contingent payment of up to $30 million in 2013, dependent upon performance targets. A press release of the announcement is included herewith as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

99	Finisterre Capital Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ John Egan
Name: John Egan
Title: Vice President – Investor Relations

Date: April 18, 2011

Exhibit 99
Release:	On receipt, April 18, 2011

Media Contacts:
US media contact: Paula Chizek, 515-235-6010, chizek.paula@principal.com
UK media contact - PGI: Claire Maloney, (44) 20 7307 5330, claire.maloney@capitalmsl.com
UK media contact - Finisterre: Paul Mungo (44) 20 3178 6872, paul.mungo@peregrinecommunications.co.uk
Investor Relations:
John Egan, Principal Financial Group, 515-235-9500, egan.john@principal.com

Principal Global Investors To Acquire Majority Stake in Finisterre Capital
Acquisition expands its emerging market investment capabilities

(Des Moines, Iowa) – Principal Global Investors, LLC, a leading global asset manager and a member of the Principal Financial Group® (NYSE:PFG), today announced a definitive agreement to acquire a majority stake in Finisterre Capital, LLP, and Finisterre Holdings Limited, (together Finisterre
Capital), an established emerging markets investor based in London.
“Finisterre Capital is a top-class emerging markets fixed income specialist with a strong investment performance track record,” said Jim McCaughan, chief executive officer of Principal
Global Investors. “We are excited about the opportunity to help the business develop further and expand our capabilities in this growing market segment. There is already an enormous appetite to invest in emerging economies and we firmly believe the demand will continue as these markets develop.”
Founded in 2002, Finisterre Capital has approximately $1.63 billion[1] in assets under management primarily across three funds: Global Opportunity Fund, Sovereign Debt Fund and Credit
Fund. The five partners (Frode Foss-Skiftesvik, Paul Crean, Rafaël Biosse Duplan, Xavier Corin-Mick
and Yan Swiderski) will retain a significant minority stake in the business and have agreed to put a significant share of their consideration into funds managed by the firm. They will continue to direct the day-to-day operations and will retain authority over fund investment decisions.
“The strategic partnership with Principal offers us the very attractive combination of continued
autonomy and long-term stability for our clients,” said Paul Crean, chief investment officer at
Finisterre Capital. “It will enable us to expand our capabilities while preserving our business focus, organizational structure and unique investment culture.”
Through this transaction, The Principal will enhance its emerging market investment capabilities, with an opportunity to develop a wider platform through the launch of complementary

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1 As of April 1, 2011.

new emerging market products and strategies, and further strengthen its well-established multi-
boutique model. Finisterre Capital will benefit from access to The Principal’s global presence and strong distribution network, as well as leveraging Principal’s product development expertise and best-
practice support infrastructure.
The transaction is expected to close early in third quarter, pending regulatory approval. It is part of the Principal Financial Group’s 2011 capital deployment strategy of spending approximately
$700 million on executing attractive M&A opportunities and a share repurchase program. Excluding transaction and integration costs, The Principal estimates the acquisition will be EPS neutral in 2011 and accretive in 2012.
Sandler O'Neill + Partners advised The Principal on the transaction and Fenchurch Advisory
Partners advised Finisterre Capital.
For more news and insights from The Principal, connect with us on Twitter at:
http://twitter.com/ThePrincipal.

Forward looking and cautionary statements
This press release contains forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update or revise these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-
looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended Dec. 31,
2010, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions that may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; continued difficult conditions in the global capital markets and the economy generally that may materially adversely affect the company’s business and results of operations; the risk from acquiring new businesses, which could result in the impairment of goodwill and/or intangible assets recognized at the time of acquisition; impairment of other financial institutions that could adversely affect the company; investment risks which may diminish the value of the company’s invested assets and the investment returns credited to customers, which could reduce sales, revenues, assets under management and net income; requirements to post collateral or make payments related to declines in market value of specified assets may adversely affect company liquidity and expose the company to counterparty credit risk; changes in laws, regulations or accounting standards that may reduce company profitability; fluctuations in foreign currency exchange rates that could reduce company profitability; Principal Financial Group, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and regulatory restrictions on the ability of subsidiaries to pay such dividends; competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; a pandemic, terrorist attack or other catastrophic event;
and default of the company’s re-insurers.

About Principal Global Investors
Principal Global Investors is a diversified asset management organization and a member of the
Principal Financial Group, with expertise in equities, fixed income and real estate investments, as well as specialized overlay and advisory services. Principal Global Investors manages $232.4 billion in assets[2] primarily for retirement plans and other institutional clients.

About Finisterre Capital LLP
Finisterre Capital LLP, founded in 2002, is an emerging markets fixed income specialist dedicated to delivering risk-controlled, total return investment strategies to the institutional marketplace. The firm manages emerging markets funds in a variety of asset classes, including sovereign debt, local currency debt, foreign exchange, corporate credit, special situations and equity.

About the Principal Financial Group
The Principal Financial Group® (The Principal ® )[3] is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies. A member of the Fortune 500, the Principal Financial Group has $318.8 billion in assets under management[2] and serves some 19.1 million customers worldwide from offices in Asia,
Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock Exchange under the ticker symbol PFG. For more information, visit
www.principal.com.
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2 As of Dec. 31, 2010.
[3] "The Principal Financial Group" and “The Principal” are registered service marks of Principal Financial Services, Inc., a member of the
Principal Financial Group.